UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 28, 2018

CORIX BIOSCIENCE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

16772 West Bell Road, Suite 110-471 in Surprise, Arizona 85374	18662 MacAurther Boulevard, Suite 200 in Irvine, California 92612	34225 N. 27th Drive, Building 5, Suite 238 in Phoenix, Arizona 85085
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)	(ADDRESS OF FORMER PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

The Board of Directors for Corix Bioscience, Inc., a Wyoming corporation (the “Company”) and Malone Bailey, LLP, the Company’s independent auditor (“MB”) have collectively decided that the Company will retain a new independent auditor moving forward. The new independent auditor, which has yet to be named, will perform the audit associated with the Company’s forthcoming 2017 Annual Report on Form 10-K (“Annual Report”). As a result of this change, there is a possibility that the Company will be unable to timely file its Annual Report. MB’s reports on the Company’s financial statements for the year ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s most recent fiscal year and the subsequent interim period preceding MB’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). The Company has provided MB with a copy of this Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested MB furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of MB’s letter is attached as Exhibit 16.1 to this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document

16.1	MB Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:	/s/ Michael Ogburn
Name:	Michael Ogburn
Title:	Chief Executive Officer and President

Dated:	March 29, 2018